STATEMENT OF ADDITIONAL INFORMATION

MIRAE ASSET DISCOVERY FUNDS

Global Great Consumer Fund

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that consists of multiple series.  This Statement of Additional Information (“SAI”) includes information about the Global Great Consumer Fund (the “Fund”).  This SAI relates to the Class A, Class C and Class I Shares of the Fund.

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated January 31, 2012 (the “Prospectus”) and as further amended from time to time.  A copy of the Prospectus may be obtained without charge by calling the Trust toll-free at 1-888-335-3418 or by visiting the Trust’s website at http://investments.miraeasset.com.

Global Great Consumer Fund
Class A	MGUAX
Class C	MGUCX
Class I	MGUIX

Statement of Additional Information, dated January 31, 2012

TABLE OF CONTENTS

Page

Mirae Asset Discovery Funds	1

Investment Policies and Limitations	1

Investment Strategies and Risks	2

Management of the Fund	10

Control Persons and Principal Shareholders	14

Investment Advisory and Other Services	14

Portfolio Transactions and Brokerage	17

Disclosure of Portfolio Holdings	19

Distribution and Shareholder Servicing Plans	20

Purchase and Redemption of Shares	23

Performance Data	27

Taxes	27

Net Asset Value	34

Organization of The Trust	32

Additional Information	33

Proxy Voting	34

Financial Statements	34

APPENDIX A–PROXY VOTING POLICY	Appendix A-1

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MIRAE ASSET DISCOVERY FUNDS

Mirae Asset Discovery Funds (the “Trust”) is an open-end management investment company that continually offers and redeems its shares.  The Trust was organized as a Delaware statutory trust on April 7, 2010.  Currently, the Trust consists of seven series.  This Statement of Additional Information includes information about the Global Great Consumer Fund (the “Fund”).

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).  To be diversified, at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.  The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations.  The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M. See “Taxes.”

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment limitations as listed below cannot be changed without approval by a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, “a majority of the outstanding voting securities” of the Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund has adopted the following fundamental investment limitations, set forth below in their entirety.  The Fund may not:

(a)

Borrow money, except that (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33⅓% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(b)

Issue senior securities to the extent such issuance would violate applicable law.

(c)

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(d)

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(e)

Purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(f)

Make loans to other persons except by (i) lending portfolio securities, (ii) entering into repurchase agreements and (iii) acquiring debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies.

(g)

Invest more than 25% of its total assets in securities of companies within a single industry, provided that there is no limitation with respect to securities issued or guaranteed by the U.S. Government or any agencies or instrumentalities.

(h)

Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Therefore, the Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations.

Notwithstanding fundamental investment limitation (a) above, applicable law currently prohibits the Fund from purchasing securities on margin.  The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.

The Trust, on behalf of the Fund, has also adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.  The Fund may not:

1.

Purchase securities for the purpose of exercising control or management.

2.

Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.

Lend portfolio securities in an amount greater than 33⅓% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

4.

Purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets.  In the event that illiquid securities represent more than 15% of the value of the Fund’s assets, the Fund’s Investment Manager (as defined below) will consider corrective action necessary to maintain a level of portfolio liquidity that is appropriate under the circumstances.

INVESTMENT STRATEGIES AND RISKS

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), may employ in pursuit of the Fund’s investment objectives, and the related risks of such instruments and strategies.  The Investment Manager may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal.

Borrowing

The Fund may borrow from banks.  Except as otherwise provided in this SAI, the Fund may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.  If the Fund borrows money, the borrowing may magnify increases and decreases in the share price until such borrowing is paid off.  If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Leverage may exaggerate the effect of any increase or decrease in the value of portfolio securities on the interest and other costs, which may or not exceed the income or gains received from the securities purchased with borrowed funds.  Additionally, borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.

Cash Management

The Fund can hold uninvested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 permitted assets).  Generally, these securities offer less potential for gains than other types of securities.

Common Stock

Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Depositary Receipts

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments

Derivative instruments are financial instruments that derive their value from another instrument, security, index or currency.  The Fund may use derivatives for hedging purposes or to enhance return (which may be considered speculative since the Fund is primarily seeking to achieve gains, not offset the risk of other positions).  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest.  The Fund incurs costs in opening and closing derivatives positions.  The Fund does not intend to invest more than 5% of its assets in derivative instruments.

The Fund may use derivative instruments and trading strategies, including the following:

Hedging.  The Fund may use derivatives to offset the risks associated with other Fund holdings.  This strategy is known as hedging.  Losses on the other Fund securities may be reduced by gains on a derivative that responds in an opposite manner to market movements.  Although hedging can reduce losses impacting the Fund, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves correlation risk, the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund.  There can be no guarantee that the Fund’s hedging strategies will be effective.  The Fund is not required to engage in hedging transactions, and the Fund may choose not to do so.

Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option may realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer may suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance that a liquid market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures.  The Fund may engage in transactions in futures and options on futures.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.  In the event that such securities decline in value, or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.  The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Investment Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a “commodity pool operator” under the CEA.  The Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Securities

The Fund may invest in foreign securities, including securities from issuers located in emerging markets countries.  These securities may be denominated in U.S. dollars or in a foreign currency.  Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States, in addition to the risks inherent in investments in the United States.  These risks can increase the chances that the Fund will lose money.

Certain foreign market economies may rely heavily on particular industries or foreign capital and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Foreign investments also involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors.  The governments of certain countries may prohibit or impose substantial restrictions on foreign investing, including through the imposition of punitive taxes, in their capital markets or in certain industries.  These actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  Additional foreign market risks include those relating to exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Investors in certain foreign countries may have limited legal remedies.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund can earn on its investments.  Dividends or interest on, or proceeds from the sale of, foreign securities may also be subject to foreign withholding taxes.

Investments in foreign securities may result in currency risk.  Foreign securities generally are denominated and pay dividends or interest in foreign currencies.  Therefore, the value of the Fund’s investments in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws that protect investors similar to the protections provided by U.S. securities laws.  Accounting standards in other countries are not necessarily the same as in the United States, and if the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Investment Manager to completely and accurately determine a company’s financial condition.  In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.  If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

The Fund will generally hold its foreign securities and cash in foreign banks and securities depositories, some of which may be recently organized or new to the foreign custody business.  There may also be limited or no regulatory oversight over their operations.  The Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt may be limited by the laws of certain countries.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  This may reduce the Fund’s returns on its investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  The Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks not typically generated by the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions, and these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Because the Fund may invest significantly in foreign securities, the Fund’s expense ratios can be expected to be higher than those of funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Investments in Emerging Markets.  The Fund may invest in the securities of issuers in emerging markets countries or investments that are tied economically to emerging markets countries.  Investments in global emerging markets can magnify the risks of foreign investing described above.  Such investments also involve additional risks that do not generally apply to investments in securities of issuers in more developed capital markets.  These risks include (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such an environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons.  This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Several publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in emerging markets countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds.  There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  The 1940 Act restricts the Fund’s investment in other investment companies, which may limit opportunities for the Fund to invest indirectly in certain developing countries.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.  If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Investments in Asian Countries.  In addition to the risks of foreign investing and the risks of investing in emerging markets, the emerging markets Asian countries in which the Fund may invest are subject to certain additional or specific risks.  In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  The markets of emerging markets Asian countries also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong.  Brokers in Asian countries typically are fewer in number and less well capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries.  Instability may result from, among other things:  (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  The governments of many such countries have a substantial role in the regulation and supervision of the economy.  The governments also exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest in the country.  Accordingly, government actions in the future could have a significant effect on economic conditions of these Asian countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio.  In addition, economic statistics of Asian countries, which are developing markets, may be less reliable than economic statistics of more developed nations.

Most Asian countries are developing markets and are heavily dependent upon international trade.  Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.  The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems.  Certain developing Asian countries are especially large debtors to commercial banks and foreign governments.

The legal systems in certain developing markets in Asia also may have an adverse impact on the Fund.  Similarly, the rights of investors of Asian companies in these developing markets may be more limited than those of shareholders of U.S. corporations.  It may be difficult or impossible to obtain and/or enforce a judgment in a developing market.

Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

There is a relative lack of publicly available information about Asian issuers.  Additionally, inflation accounting rules in some Asian countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits for Asian companies in developing markets.

Certain developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities.  There can be no assurance that the Fund will be able to meet such restrictions, such as obtaining required governmental approvals, in a timely manner.  In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares.  Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asian countries may have an adverse impact on the operations of the Fund.  In certain countries, the Fund may be required to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  It is possible that re-registration may not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.  There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries.  To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions.  Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase.  In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Illiquid Securities

The Fund may invest up to 15% of its total assets in illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued.  Difficulty in selling securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board of Trustees of the Trust, the Fund’s Investment Manager determines the liquidity of the Fund’s investments and, through reports from the Investment Manager, the Board of Trustees of the Trust monitors investments in illiquid securities.  In determining the liquidity of the Fund’s investments, various factors may be considered, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Initial Public Offerings

The Fund may purchase securities through initial public offerings (“IPOs”).  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  The prices of securities sold in IPOs may be highly volatile and the Fund may only hold such securities for a short period of time.  There is no guarantee that the Fund will be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease.  When the Fund is smaller in size, any gains or losses from IPO securities may have more impact on the Fund’s performance than when the Fund is larger in size.  Although IPO investments may have a positive impact on the performance of the Fund, investors should not rely on past gains from IPOs as an indication of future performance.  There can be no assurance that the Fund will have favorable IPO investment opportunities in the future or that the Fund’s investments in IPOs will have a positive impact on the Fund’s performance.

Investment in Other Investment Companies, including Exchange Traded Funds

The Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by Mirae Asset USA and its affiliates), including money market funds and exchange traded funds (“ETFs”).  In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies.  In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company.  Pursuant to the 1940 Act and the rules thereunder, and subject to certain conditions, these percentage limitations do not apply to investments in money market funds.  The Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated and unaffiliated money market funds.

Investments in other investment companies are subject to market risk and selection risk.  In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

In addition to the risks described above, investments in ETFs require additional considerations.  Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.  Shares of the ETF generally increase in value as the value of the benchmark increases.  However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), ETF shares are expected to increase in value as the value of the underlying benchmark decreases.  Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) often called “creation units” by persons other than a fund, and are redeemed principally in-kind at each day’s next calculated net asset value.  While traditional investment companies are continuously offered at net asset value, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark.  Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their net asset value and the risk that the ETFs may not be liquid.  ETFs also may be leveraged, and therefore, there is a greater potential for loss.  Additionally, most leveraged and inverse ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis.  Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Preferred Stock

The Fund may invest in preferred stock.  Preferred stock represents an equity or ownership interest in an issuer that is entitled to dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred stock and common stock.  Preferred stock may be subject to option or mandatory redemption provisions.

Portfolio Turnover

The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Fund’s Investment Manager. In seeking to achieve its investment objective, the Fund may engage in active and frequent trading of portfolio securities. Accordingly, it is impossible to predict portfolio turnover rates.  Therefore, the Fund’s portfolio turnover rate may vary significantly over time.   The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne by the Fund.

Temporary Defensive Policies

The Fund reserves the right to invest without limitation in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash for temporary, defensive purposes.  Such temporary defensive strategy will not be consistent with the Fund’s primary investment strategies.

Warrants and Rights

The Fund may purchase warrants and participate in rights offerings.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders.

A warrant or right ceases to have value if it is not exercised prior to its expiration date.  Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be.  Buying a warrant does not make the Fund a shareholder of the underlying stock and does not entitle a holder to dividends or voting rights with respect to the underlying security and does not represent any rights in the assets of the issuing company.  These factors can make warrants more speculative than other types of investments.  They are also generally less liquid than an investment in the underlying securities.

Additional Information about Investment Strategies

The Fund’s Investment Manager may use the MSCI Global Industry Classification System, Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the Investment Manager) for purposes of the Fund’s investment restrictions and policies relating to industry concentration.

In addition, the Fund’s Investment Manager may use its own definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Fund.  For example, an Investment Manager may employ its own internally-developed definitions and standards in connection with characterizing a security as an “equity” or “debt” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” determining the scope of a “geographic region,” characterizing an investment as “income-producing” and characterizing an investment as a U.S. or non-U.S. investment.  In addition, the definitions and standards used by the Fund’s Investment Manager may change over time and without notice to investors, and in certain cases the Investment Manager may use definitions for the Fund, which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

MANAGEMENT OF THE FUND

The Trust’s Leadership Structure

The business and affairs of the Trust are managed under the oversight of the Board of Trustees of the Trust (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers.  The officers of the Trust conduct and supervise the Trust’s daily business operations.

The Board is currently comprised of five individuals (each, a “Trustee”), three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  Mr. John F. McNamara, an Independent Trustee, acts as Chairman of the Board (the “Chairman”).  The Independent Trustees have retained independent legal counsel to assist them in their duties.  Mr. McNamara’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. McNamara consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  The Board conducts regular, in-person meetings at least four times a year, and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established two standing committees – the Audit Committee and the Nominating and Governance Committee.  The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that this leadership structure, including the role of the Chairman being fulfilled by an Independent Trustee, is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through Mirae Asset USA and other service providers, Trust officers and the Trust’s Chief Compliance Officer.  The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Fund is the responsibility of Mirae Asset USA or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of Mirae Asset USA and the other service providers have their own independent interest in risk management and their policies and methods of risk management depends on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides oversight by receiving and reviewing on a regular basis reports from Mirae Asset USA or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on Mirae Asset USA and other service providers with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board committees.  For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Trustees Experience, Qualifications and/or Skills

The information below includes each Trustee’s principal occupations during the last five years.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee.  The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Mr. McNamara has over 30 years of business experience in the area of finance and investment products.  He served on the board of directors of another registered investment company and he currently serves on the boards of hedge funds.  Mr. Enrique Arzac has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies and on the board of directors of an investment management and investment advisory services company.  Mr. Keith M. Schappert has over  30 years of business and consulting experience in the area of investment management.  He also currently serves on the boards of directors of other registered investment companies and on the board of trustees of investment management firms.  Mr. Joon Kwun has over 18 years of experience in the areas of business, finance and investment management.  He currently serves as President and Chief Executive Officer of Mirae Asset USA.  Dr. Peter Tuck Chung Lee has over 17 years of business, finance and investment management experience.  He currently serves as Emerging Market Investment Strategist of Mirae Asset USA and previously served as Chief Executive Officer and Executive Director of Mirae Asset Global Investments (Hong Kong) Ltd.

The tables below set forth certain information about the Trustees and officers of the Trust.  The business address of each Trustee and officer is One Bryant Park, 39th Floor, New York, New York 10036.  Each Trustee serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the Trust’s governing documents or by statute.  Each elected officer is elected by, and serves at the pleasure of, the Board.

Board of Trustees:

Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held in the Past Five Years
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	7

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC  (telecommunications company) from 2008 to 2011.

Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held in the Past Five Years
John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	President and Chief Compliance Officer of The Japan Fund from October 2002 to February 2008.	7	Director of Chirin Capital (hedge fund); Director of Progress Capital (hedge fund)
Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008; Vice Chairman, Asset Management Regional Head, Americas of Credit Suisse from November 2006 to March 2008; President and Chief Executive Officer of Federated Investment Advisory Companies from February 2002 to March 2006.	7	Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Trilogy Global Advisors (investment management)
Interested Trustees:
Joon Kwun (1967)	Trustee	2011 to present	President and Chief Executive Officer of Mirae Asset Global Investors (USA) LLC since September 2011; Managing Director of Anatole Advisors from May 2008 to September 2009; Managing Director, Head of Korean Equities, and Branch Manager for Goldman Sachs from March 2000 to April 2008.	7	None
Peter Tuck Chung Lee (1965)	Trustee	2010 to present	Emerging Market Investment Strategist of Mirae Asset Global Investments (USA) LLC since January 2011; Chief Executive Officer and Executive Director of Mirae Asset Global Investments (Hong Kong) Ltd. from March 2009 to January 2011; Head of Asset Allocation of Mirae Asset Global Investments Co., Ltd. in Seoul from July 2007 to March 2009; Chief Investment Officer of Mirae Asset Life Insurance from July 2005 to July 2007.	7	None

Officers:
Name and Date of Birth	Position Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter Graham (1964)	President	2011 to present

Head of Product Development & Marketing of Mirae Asset Global Investments (USA) LLC since November 2009;  Head of Product Development & Management (US) of Credit Suisse Asset Management from February 2007 to May 2008;  Head of Hedge Fund Strategic Marketing of Deutsche Asset Management from August 2004 to November 2006.

Joyce LaPreta (1963)	Secretary	2010 to present

Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since August 2008; Director of Operation and Compliance of BCG Securities from September 2006 to August 2008; Assistant Vice President (Regional Operations and Supervisory Principal) of Wachovia Securities from October 2004 to September 2006.

Joel Engle (1965)	Treasurer	2010 to present

Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007; Vice President of Spectrum Global Fund Administration from March 2007 to December 2007; Vice President of Citi Fund Services Ohio, Inc. from February 2006 to March 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

Standing Board Committees

The Trust has an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”).  The members of both the Audit Committee and the Governance Committee consist of all the Independent Trustees, namely Enrique R. Arzac, John F. McNamara  and Keith M. Schappert.  During the Trust’s fiscal period September 24, 2010 (commencement of operations) through April 30, 2011, the Audit Committee met twice.

Mr. Enrique R. Arzac serves as chairman of the Audit Committee.  In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

Mr. Keith M. Schappert serves as chairman of the Governance Committee.  The Governance Committee will accept nominees recommended by the Fund’s shareholders when a vacancy becomes available.  Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees.  A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.  During the Trust’s fiscal period September 24, 2010 (commencement of operations) through April 30, 2011, the Governance Committee did not hold any formal meetings.

Share Ownership

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all series of the Trust (collectively, the “Mirae Asset Mutual Funds”) as of December 31, 2011.

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares Owned of All Mirae Asset Mutual Funds
Independent Trustees:
Enrique R. Arzac	None	$50,001 - $100,000
John F. McNamara	None	$50,001 - $100,000
Keith M. Schappert	None	None
Interested Trustees:		None
Joon Kwun	None	None
Peter Tuck Chung Lee	None	None

As of December 31, 2011, none of the Independent Trustees or their immediate family members beneficially owned securities of Mirae Asset USA, the Trust’s distributor or any person directly or indirectly controlling, controlled by or under common control with Mirae Asset USA or the distributor.

Trustee Compensation

Each Independent Trustee is paid as compensation an annual retainer of $30,000 paid quarterly for his services as a Trustee of the Trust, a $8,000 Board meeting fee to be paid for each in-person quarterly Board meeting attended, and a $500 fee for each special Board meeting attended.  Each Independent Trustee is also paid an additional fee of $500 for attendance and participation at all Committee meetings conducted during an in-person quarterly Board meeting.  Each Independent Trustee will also get paid an additional $500 for any special Committee meetings attended.  The Chairman of the Board is paid an additional annual retainer of $10,000 paid quarterly and the Chairman of the Audit Committee is paid an additional annual retainer of $5,000 paid quarterly.  Each Independent Trustee is reimbursed for his out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to his attendance at Board and Committee meetings.

The table below sets forth the compensation the Fund expects to pay the Independent Trustees for their service for the fiscal year ending April 30, 2012 and the aggregate compensation paid from the Mirae Asset Mutual Funds for the fiscal period September 24, 2010 (commencement of operations) through to April 30, 2011.

Independent Trustees	Estimated Compensation from Global Great Consumer Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from All Mirae Asset Mutual Funds[3]
Enrique R. Arzac[1]	$1,633	None	None	$22,250
John F. McNamara[2]	$1,751	None	None	$23,500
Keith M. Schappert	$1,515	None	None	$18,500

1   Includes compensation as Audit Committee Chairman.

2   Includes compensation as Board Chairman.

3   Information provided for the aggregate compensation paid from the Mirae Asset Mutual Funds to the Independent Trustees for the fiscal period ended April 30, 2011 is based on the compensation arrangement then in place.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 27, 2012, all Trustees and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of the Fund.  As of January 27, 2012, the Fund had no shares outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA”) is the investment manager for the Fund.  Mirae Asset USA, a Delaware limited liability company with its office located at One Bryant Park, 39th Floor, New York, New York 10036, is an indirect, majority-owned subsidiary of Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) Mirae Asset USA provides global investment advisory services.

Under its investment management agreement with the Trust on behalf of the Fund (the “Investment Management Agreement”), Mirae Asset USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board.  Mirae Asset USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Pursuant to the Investment Management Agreement, the Fund pays Mirae Asset USA a monthly management fee at an annual rate of 1.05% of the Fund’s average daily net assets.

With respect to Class A, Class C and Class I Shares of the Fund, Mirae Asset USA has contractually agreed to waive its management fee and, if necessary, to reimburse fees and/or expenses to the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, expenses incurred as a result of the Fund’s investments and other extraordinary expenses) of the Fund do not exceed the percentages specified below through August 31, 2013:

Share Class	Operating Expense Limit (as a percentage of average daily net assets)
Class A	1.85%
Class C	2.60%
Class I	1.60%

If, within three years following any amounts waived or reimbursed with respect to any share class, the operating expenses of such share class paid by the Fund are less than the expense limit for such share class, the applicable share class may have to repay Mirae Asset USA all or a portion of the fees waived or reimbursed during the three-year period.  In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement.  To receive any such repayment, Mirae Asset USA or an affiliate must be the investment manager or administrator to the Fund at the time of payment and the Board of Trustees must approve the payment of such reimbursement.  The agreement may be terminated prior to August 31, 2013 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund.

As of the date of this SAI, the Fund has not made any payments to Mirae Asset USA pursuant to the Investment Management Agreement.

Control of Mirae Asset USA

Mirae Asset USA.  Mirae Asset USA is an indirect majority-owned subsidiary of Mirae Asset Hong Kong, which is wholly owned by Mirae Asset MAPS Global Investments Co., Ltd. Mirae Asset MAPS Global Investments Co., Ltd. is a leading financial services company in Korea.  Mirae Asset USA is also a minority owned subsidiary of and controlled by Mirae Asset Global Investments Co., Ltd. Mirae Asset Global Investments Co., Ltd. is the headquarters for the Mirae Asset Global Investments Group, of which Mirae Asset USA is a member.

Portfolio Managers

Information about the portfolio managers of the Fund is set forth below.

José Gerardo Morales, CFA and James Dominick, the portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Morales is primarily responsible for investments in the emerging markets, and Mr. Dominic is primarily responsible for investments in the developed markets.

Other Funds and Accounts Managed.  The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of December 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
José Gerardo Morales, CFA	2	15	0	0	0	0
	$27,799,344	$257,849,755	$0	$0	$0	$0
James Dominick	0	5	2	0	0	0
	$0	$816,261,482	$58,492,685	$0	$0	$0

Securities Ownership of Portfolio Managers.  As of January 27, 2012, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure.  The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus.  The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation.  Each portfolio manager receives a fixed base salary that takes into account the portfolio manager’s experience and responsibilities.

Discretionary Compensation.  In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus.  Bonuses are based on a number of factors, including the profitability of Mirae Asset Global Investors and the employee’s contributions to the firm, such as the performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities.  Market conditions and performance relative to the benchmark or peer group of the Fund or other account may also be considered.

Potential Material Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account.  These conflicts include the following:  (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where Mirae Asset USA has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Administration Services

Citi Fund Services Ohio, Inc. (in its capacity as the administrator, the “Administrator”) serves as the Trust’s administrator pursuant to a services agreement (the “Services Agreement”).  The Administrator has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

The Trust and the Administrator have entered into the Services Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Services Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Services Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees.  The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Trust.

For its services, the Administrator will receive fees from the Fund calculated daily and paid monthly equal to the greater of (i) $5,833.33 or (ii) the sum of 0.015% of the first $1 billion in net assets of the Fund and 0.010% of the net assets of the Fund in excess of $1 billion.  The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses.  The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

As of the date of this SAI, the Fund has not made any payments to the Administrator pursuant to the Administration Agreement.

Distributor

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and the Fund.  The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor and its affiliates also serve as the principal underwriter to other mutual funds.

The Trust and the Distributor are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s Class A, Class C and Class I Shares.  The Distributor distributes shares of the Fund through financial intermediaries who may be members of The Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer or selling group agreements with the Distributor.  The Distributor distributes shares of the Fund on a continuous basis; the Fund or the Distributor reserves the right to suspend or discontinue distribution.  The Distributor is not obligated to sell any specific amount of Fund shares.

The Distributor may receive compensation under the Distribution Agreement for distribution of Fund shares.  Pursuant to the Distribution Agreement, the Fund pays a Rule 12b-1 fee to the Distributor.  Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchaser of Class A Shares.  The Distributor may retain a portion of the commissions and 12b-1 fees that are not paid to financial intermediaries, and may use such commissions and fees only to pay distribution-related or shareholder service expenses.

Pursuant to an agreement between the Distributor and Mirae Asset USA, Mirae Asset USA has also agreed to compensate and reimburse the Distributor for its provision to the Fund of any distribution services for which the Fund are not authorized to compensate and reimburse the Distributor, including the registration of employees of Mirae Asset USA or its affiliates as registered representatives of the Distributor to facilitate distribution of Fund shares.

With respect to the Fund, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, or by the Distributor, upon not more than 60 days’ written notice by either party.  The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Transfer and Dividend Disbursing Agent

Citi Fund Services Ohio, Inc., with its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to the Services Agreement.  Pursuant to the Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Custodian

Citibank, N.A. (in its capacity as the custodian, the “Custodian”), with its principal offices at 111 Wall Street, New York, New York 10005, serves as the Trust’s custodian pursuant to a Global Custodial Services Agreement (the “Custodian Agreement”).  Pursuant to the Custodian Agreement, the Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Compliance Services

Under a Fund Compliance and AML Services Agreement (the “Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions (“Compliance Services”).  The Compliance Agreement with respect to the Fund continues in effect until terminated.  The Compliance Agreement is terminable with or without cause and without penalty by the Board or by Foreside Compliance Services, LLC with respect to the Fund on 60 days’ written notice to the other party.  Notwithstanding the foregoing, the Board will have the right to remove the CCO and/or the AMLCO at any time, with or without cause, without the payment of any penalty.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York, 10036 is the independent registered public accounting firm of the Fund and provides audit-related services and assistance and consults with respect to the preparation of filings with the Securities and Exchange Commission (“SEC”).

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel for the Trust.

Code of Ethics

Mirae Asset USA, Citi Fund Services Ohio, Inc. (the Fund’s administrator) and the Trust have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Fund, establishes procedures for personal investing, and restricts certain transactions.  Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Fund’s Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions.  In effecting such transactions, the Fund’s Investment Manager seeks to obtain best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, the facilities of the firm involved and the firm’s risk in positioning a block of securities.  Although the Investment Manager generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available for any particular transaction.

In selecting brokers or dealers to execute portfolio transactions, the Fund’s Investment Manager considers factors it deems relevant in the context of a particular trade.  These factors may include, but are not limited to, (i) price, including commissions; (ii) risks taken in positioning a block of securities; (iii) broad market coverage resulting in a continuous flow of information regarding bids and offers; (iv) the full range of brokerage services provided by the broker; (v) the broker’s capital strength, creditworthiness, stability and reputation; (vi) the quality of the investment research and the investment strategies provided; (vii) special execution capabilities; and (viii) clearance, settlement, custody, recordkeeping and other services provided by such broker.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to use commissions or “soft dollars” to obtain certain research and brokerage services in connection with the investment decision-making process.  Brokerage and research services include, but are not limited to, (i) furnishing advice on portfolio strategy; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  The Fund’s Investment Manager may cause the Fund to pay a higher commission than other brokers would charge if the Investment Manager determines in good faith that the commission is reasonable in relation to the services provided.

From time to time, the Fund may purchase new issues of securities in a fixed price offering.  In such circumstances, the broker may be a member of the selling group that will, in addition to selling securities, provide the Fund’s Investment Manager with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  These arrangements may not fall within the safe harbor of Section 28(e).

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

The Fund is prohibited from engaging in certain transactions involving brokers who are affiliated with the Fund absent an exemptive order under the 1940 Act.  Without such an order, the Fund is prohibited from engaging in portfolio transactions with an affiliated broker acting as principal.  In addition, the Fund is subject to limitations on purchasing securities in offerings in which an affiliated broker participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

The Fund may execute brokerage transactions with affiliated brokers.  Payments of commissions to affiliated brokers will be made in accordance with Rule 17e-1 under the 1940 Act.  The Trust has adopted procedures pursuant to which the Fund’s investment manager, Mirae Asset USA, may direct orders to its affiliates to effect securities transactions on behalf of the Fund pursuant to Rule 17e-1of the 1940 Act only if:

(1)

the commission, fee, or other remuneration received or to be received by the affiliated broker shall be reasonable and fair compared to the commission, fee, or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time;

(2)

the Board, including a majority of the Independent Trustees, shall make and approve any changes to these procedures as they deem necessary and determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures; and

(3)

the Investment Manager promptly after the close of each quarter shall cause to be compiled a report of all commissions paid to any affiliated broker, including the terms of the transactions, during the preceding quarter.  These reports shall be presented quarterly for review by the Board and, if required, for such action as the Board, including a majority of the Independent Trustees of the Trust shall deem best advised;

Notwithstanding (1) above, the fees, commissions or other remuneration paid by the Fund shall not exceed:

(a)

2% of the sales price of the securities if the sale is effected in connection with a secondary distribution of such securities; or

(b)

1% of the purchase or sale price of such securities if the sale is otherwise effected, unless the SEC shall by rule, regulation or order permit a larger commission.

Trade Allocation

Securities considered for investment by the Fund may also be appropriate for other investment accounts or clients managed by the Fund’s Investment Manager or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Fund’s Investment Manager will allocate the security transactions (including “new” issues) in a manner to ensure that no account or client is treated unfairly in relation to any other account or client. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Allocations of securities will be made first by determining the clients and accounts for which a particular security is appropriate. If the security is appropriate for more than one client or account, an allocation among such clients and accounts will be made on a pro rata basis. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. In certain cases, these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund. It is also possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Commissions Paid

The Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The Fund’s Investment Manager effects portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions.  As a result of these investment policies, the Fund may engage in a substantial number of portfolio transactions.  Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Fund’s Investment Manager’s investment outlook.

As of the date of this SAI, the Fund has not paid any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved policies and procedures with respect to the disclosure of information about the Fund’s portfolio holdings, as described below.  The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings.  The Board provides oversight of compliance with the policies and procedures adopted or approved by the Trust, Mirae Asset USA, the Administrator, the Distributor, the Transfer Agent and Foreside Compliance Services, LLC (the Trust’s compliance services provider).

In accordance with the rules established by the SEC, the Fund sends semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Additionally, the Fund is required to disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q within 60 days of quarter-end.  Generally within five days of filing with the SEC, the Fund’s portfolio holdings, as reported in the semi-annual and annual reports and the Form N-Qs, will be available on the Trust’s website at http://investments.miraeasset.us and are available upon request at no cost by contacting the Trust at 1-888-335-3417.  The Fund will also post a complete list of its portfolio holdings as of each calendar quarter on the Trust’s website within 60 days of the calendar quarter and disclose its top ten holdings 15 days or more after calendar quarter-end.

Public portfolio holdings information may be provided to independent third-party fund reporting services, such as Lipper or Morningstar.  Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described above.  In order to deliver the information earlier, the Fund must obtain the prior written approval of Mirae Asset USA.  In addition, the fund reporting service must enter into an agreement to keep the information confidential and not to trade on such information.  Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the President or a Trustee of the Trust.  Such approval, if any, is reported to the full Board and the Trust’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Fund may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (i) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement.  As of the date of this SAI, there are no arrangements with Financial Intermediaries pursuant to the above policy.

Pursuant to the Trust’s policies and procedures, except as provided above, the Fund’s portfolio holdings information may not be released prior to the information becoming public.  The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Distributor, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates.  Certain limited exceptions (noted above and below) have been approved by the Board.  In addition, the Trust has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise.  As part of its oversight, the Board receives reports from the Trust’s Chief Compliance Officer regarding the Fund and its service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Fund to certain entities on a confidential basis.  These entities must either have an explicit agreement to, or by virtue of their respective duties to the Fund are required to, maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund.  Accordingly, the Fund, on an ongoing periodic basis, may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Trust’s Board of Trustees	(Quarterly: at least 15 days after the period)
Mirae Asset USA	(Daily)
The Trust’s Transfer Agent	(Daily)
The Trust’s Distributor	(Quarterly: at least 15 days after the period)
The Trust’s Administrator,	(Daily)
Custodian and securities lending agent (if any)
The Trust’s independent registered public accounting firm, Ernst & Young LLP	(Annually: the first business day after the end of the period; other days within period under audit as required by scope of audit: after the end of the fiscal period)
The Trust’s legal counsel, Sidley Austin LLP	(Quarterly: at least 15 days after the period)
The Trust’s Compliance Services Provider	(Daily)
Independent Trustees’ counsel	(Quarterly: at least 15 days after the period)

The Trust believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Fund.

When engaged in purchasing, selling or lending Fund securities, the Fund may disclose certain information about one or more of the security positions it owns.  Although the Fund does not have separate non-disclosure agreements with each of these trading entities or lending agents, it will cease doing business with any entity believed to be misusing the information.

Neither the Fund nor Mirae Asset USA or Mirae Asset USA’s affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings.  If Mirae Asset USA or a sub-manager or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Trust’s SAI.

Although the Trust has adopted these policies and procedures with respect to the selective disclosure of Fund portfolio holdings information, there is no guarantee that individuals and firms who receive portfolio holdings information will not misuse such information.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares

The Trust, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 (a “Plan”) under the 1940 Act for Class A Shares under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of Class A Shares of the Fund.  The Trust, on behalf of the Fund, has also adopted a Plan for Class C Shares under which the Fund is authorized to pay payees compensation for the distribution-related and/or shareholder services provided by such entities.  Under the Plan for Class C Shares, the Fund may pay an aggregate fee up to 0.75% of the average daily net assets of Class C Shares of the Fund for distribution-related services and an aggregate fee up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder services.  The payee may pay any or all amounts received under the Plan to other persons for any distribution or service activity conducted on behalf of the Fund.  The distribution fee for Class C Shares may also be used to finance the cost of advancing brokerage commissions to investment representatives.  The Plans are core components of the ongoing distribution of Class A Shares and Class C Shares.

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act.  In their consideration of a Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders.  In approving each Plan in accordance with Rule 12b-1, the Independent Trustees of the Trust concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

Among other things, each Plan provides that:  (i) the Board will receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) any material amendment thereto must be approved by the Board, including by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the Plan (“Plan Trustees”), cast in person at a meeting called for that purpose; (iii) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Plan Trustees; (iv) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board in accordance with Rule 12b-1 under the 1940 Act; and (v) so long as the Plan is in effect, the Independent Trustees then in office will select and nominate other independent trustees.  Rule 12b-1 further requires that the Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.  The Plan may be terminated as to any class of shares without penalty at any time by the vote of a majority of the Plan Trustees, or by the vote of the holders of a majority of the shares of such class.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred.  As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class.  Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly.

Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”).  Distribution-related expenses consist of, among other things, financial adviser compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense.  The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class.  Sales personnel may receive different compensation for selling different classes of shares.

The Trust may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board.  The Trust and the Distributor have entered into a Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C Shares.  Pursuant to this Agreement, the Distributor performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Fund.

As of the date of this SAI, the Fund has not made any payments to the Distributor pursuant to the Plans.

Payments to Intermediaries

Mirae Asset USA and/or its affiliates may compensate intermediaries that distribute shares of the Fund or service investors in the Fund or may, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  Factors considered in determining whether to pay these additional amounts, include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors.  In addition to such payments, Mirae Asset USA and/or its affiliates may offer other incentives such as sponsorship of educational or client seminars relating to current issues and/or products, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals.  Mirae Asset USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant.  As permitted by SEC and FINRA rules and other applicable laws and regulations, Mirae Asset USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families.  “Revenue sharing” payments include payments for distribution-related expenses, such as marketing, promotional or related expenses, to financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund to you.  Please contact your financial intermediary for details about revenue sharing payments it may receive.  Payments for these purposes are made by Mirae Asset USA or an affiliate from their own resources and may vary.  Certain of the payments may be offset by 12b-1 fees.  It is expected that Mirae Asset USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition to the sales charges, 12b-1 fees and shareholder service fees, Mirae Asset USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to financial intermediaries to encourage the sale of the Fund’s shares.  These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations).  These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

The payments may be a fixed dollar amount and/or based on a percentage of the value of shares sold to or held by customers of the intermediary involved and may differ from intermediary to intermediary.  Although the individual components may be higher and the total payments made to each qualifying firm in any given year may vary, additional payments may but are not normally expected to exceed (a) 0.25% of the current year’s Fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Purchasing Shares

Due to the desire of the Fund to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund.

Additional Information About Opening an Account/Minimum Balances

The Prospectus sets forth the minimum initial investment and account balance for the Fund.

The Fund reserves the right, following 60 days’ written notice to applicable shareholders, to:

•

assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a systematic investment plan (“SIP”) in place and a balance of less than $1,000; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account.  The Fund will mail the proceeds of the redeemed account to the shareholder.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $500 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.  Reductions in value that result solely from market activity will not trigger an involuntary redemption.

Additional Information About the CDSC for Class A Shares

As discussed in the Prospectus, initial sales charges may be waived for shareholders investing $1 million or more, and Mirae Asset USA may pay, from its own resources, a sales commission to brokers that initiate and are responsible for purchases of $1 million or more at the following rates:

Amount of Purchase	Sales Commission as a Percentage of Dollar Amount Subject to Charge
$1 million up to but not exceeding $5 million	0.75%
In excess of $5 million up to but not exceeding $10 million	0.50%
In excess of $10 million	0.25%

A CDSC of 1.00% is imposed on certain redemptions of such investments of $1 million of more within twelve months after purchase.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for a minimum of $100 ($50 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Systematic Investment Plans and $25,000 for Class I Shares) may be placed pursuant to the methods described in the Prospectus.  A confirmation of the purchase will be mailed out promptly following receipt of a request to purchase additional shares of the Fund.  Federal regulations require that payment be received within three (3) business days.  If payment is not received within that time, the order is subject to cancellation.  In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation.  If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred.  Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Payment by Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation.  If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred.  Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order.  The net asset value normally will be computed for each class as of the close of regular trading on each day during which the New York Stock Exchange (the “NYSE”) is open for trading.  Orders received after the close of regular trading on the NYSE will be executed at the next day’s net asset value.  If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Other Information

The Trust may authorize certain members of FINRA other than the Distributor to accept purchase and redemption orders for the Fund’s shares.  Those brokers may also designate other parties to accept purchase and redemption orders on the Fund’s behalf.  Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders.  Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees.  Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service.  The Board and the Distributor each have the right to limit the amount of purchases by, and to refuse to sell to, any person.  The Board and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account.  Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor.  The Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number.  A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Suspension of Sales

The Trust may, in its sole discretion, suspend, discontinue or limit the offering of one or more of the Fund’s share classes at any time.  In determining whether any such action should be taken, Fund management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the Distributor.  The Class A and Class C Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Redemption Information

Redemption Fee

Class A, Class C and Class I Shares redeemed within 60 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00%.  The Fund reserves the right to modify the terms of or terminate this fee at any time.

Redemptions by Telephone

Shareholders currently have the right to redeem by telephone up to $100,000 to their address of record.  In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a)

NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b)

EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appears on the account.  A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note:  Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank.  As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud.  To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.  The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for 15 business days following their purchase.

Redemptions by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund’s Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request.  When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign.  These procedures are for the protection of shareholders and should be followed to ensure prompt payment.  Redemption requests must not be conditional as to date or price of the redemption.  Proceeds of a redemption will be sent within seven business days after receipt of a request for redemption that complies with the above requirements.  Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts.  For more information, call 1-888-335-3417.

Redemptions-in-Kind

In the event the Fund’s management determines that substantial distributions of cash would have an adverse effect on the Fund’s remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, the redeeming shareholder may incur brokerage commissions and applicable taxes in converting those securities into cash.  In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (i) be delivered to their designated agent, or (ii) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent.  Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the net asset value at the time of redemption or repurchase.  Other than the 2.00% redemption fee described above, the Fund does not impose a redemption or repurchase charge.  Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding.  See “Taxes.”

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the Fund. If no election is made, dividends and distributions will be invested in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date.  Shareholders may change their dividend option either by calling 1-888-335-3417 or by sending written instructions to the Transfer Agent.  Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date.  Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. Investors who reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.  See “Taxes.”

Investors may also have dividends automatically deposited to their pre-designated bank account.  Investors choosing to participate in the Fund’s Systematic Withdrawal Plan must reinvest any dividends or capital gains.  For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Trust issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Fund’s registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in the Fund account are available to shareholders.  The summaries may be obtained by calling 1-888-335-3417.

Special Plan Accounts

Detailed information on the investor programs described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio  43218-3165, or by calling toll free, 1-888-335-3417.  The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan.  The state tax treatment may be different and may vary from state to state.  It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service.  The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging.  Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals.  By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher.  Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased.  However, this investment approach does not assure a profit or protect against loss.  This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.  Shareholders may designate which day they want the automatic investment to be processed.  If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors.  The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through the Systematic Investment Plan.  In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

PERFORMANCE DATA

Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result.  The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value.  The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.  If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested.  Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period.  After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes.  In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment.  If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value.  These returns would be lower if the full sales charge was imposed.  After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

TAXES

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares.  Certain supplementary information is presented below.

United States Federal Income Taxation

The following is a general discussion of material U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders.  This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code” for purposes of this section), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may change either retroactively or prospectively.  This discussion applies to shareholders who hold shares as capital assets within the meaning of Section 1221 of the Code.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to elect to qualify and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under Sections 851 through 855 of the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), in two or more issuers engaged in the same or similar trades or businesses or related trades or businesses that are controlled by the Fund, or in securities of one or more “qualified publicly traded partnerships.”  Foreign currency gains will qualify for the gross income test described above only if such gains are derived with respect to the Fund’s business of investing in stock, securities or currencies.  The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

For purposes of the asset diversification tests described above, it is not always clear who will be treated as the issuer of a derivative security.  While the Fund generally intends to treat the issuers of the underlying reference securities as the issuers for purposes of the foregoing diversification tests, it is possible that the IRS, which has provided little guidance on this subject in the past, could issue contrary guidance or could reach a different conclusion with respect to a particular investment held by the Fund.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency.  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years.  Assuming the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gain that is not distributed or deemed distributed.

The Fund intends to distribute substantially all of its investment company taxable income and net capital gain (which consists of the excess of net long-term capital gain in excess of net short-term capital loss) at least annually.  In addition, the Fund intends to make sufficient distributions in a timely manner to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.  In general, in order to avoid the 4% U.S. federal excise tax, the Fund must distribute for each calendar year at least 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31).  Despite the Fund’s intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund, or by other factors.

If any net capital gain is retained by the Fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders.  As a result, each shareholder will be required to include such capital gains in income as long-term capital gains, will be able to claim his or her share of U.S. federal income taxes paid by the Fund on such gains as a credit against his or her own U.S. federal income tax liability or as a refund and will be entitled to increase the adjusted tax basis of his or her Fund shares by the difference between his or her share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% qualified income test described above), notwithstanding the availability of certain relief provisions, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividends received during a taxable year beginning before January 1, 2013 would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

The Fund may invest in shares of certain foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”).  In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself may be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund generally intends to make an election to “mark to market” its shares of PFICs (i.e., generally treat them as if they were sold and repurchased at the end of each taxable year).  At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares.  If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not previously been offset by such deductions.  As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock.  Alternatively, the Fund may be able to elect to include annually, as income and gain, its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds.  In addition, the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also will require the Fund to mark-to-market certain types of positions in its portfolio.  The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In that case, the Fund may have to dispose of securities and use the proceeds to make required distributions at a time when independent investment judgment might not dictate such action.  The Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gain will be taxable as ordinary income to shareholders.  Distributions of the Fund’s net capital gain (reported as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder.  Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s adjusted basis in his or her shares of the Fund, and as a capital gain thereafter.  In the case of a fund with a non-calendar taxable year, the fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year.  Distributions of “qualified dividend income” made or deemed made by the Fund in taxable years of the shareholders beginning before January 1, 2013, will be treated as “qualified dividend income” received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains, provided the shareholder satisfies the applicable holding period and other requirements.  Dividends received by the Fund from foreign corporations in certain jurisdictions (including China, Indonesia, the Republic of Korea, Philippines, Thailand and India) generally will constitute “qualified dividend income” provided that the Fund satisfies applicable holding period and other requirements.  Dividends received from foreign corporations in other foreign jurisdictions may not constitute “qualified dividend income” and may be treated as ordinary income.  Capital gain dividends paid by the Fund are not eligible for the dividends-received deduction available to corporations.  Ordinary income dividends received by domestic-corporate shareholders will be eligible for the dividends-received deduction only to the extent such dividends are derived from dividends from domestic corporations for which the Fund could have claimed a dividends-received deduction if such a deduction were available to the Fund and only if the Fund reports such dividends as eligible for the dividends-received deductions.

All distributions of net investment income and net capital gain, whether received in cash or reinvested, must be reported by the shareholder on his or her U.S. federal income tax return.  Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.  The Fund intends to distribute its net investment company taxable income and net capital gain, if any, in December of each year.  Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared.  Because the Fund has a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains.  Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. The Fund may also elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year.  This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should consider the tax implications of buying shares just prior to a distribution.  Although the price of shares purchased at that time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his or her shares.  An exchange of the Fund’s shares for shares of another Mirae Asset Mutual Fund will generally be treated as a sale of the Fund’s shares.  A shareholder will generally be subject to taxation based on the difference between his or her adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund or shares of another Mirae Asset Mutual Fund in the series for which the redeemed shares are exchanged) received by him or her in payment therefor.

A shareholder who receives securities upon redeeming his or her shares will have a tax basis in such securities equal to their fair market value on the redemption date.  A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his or her tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less.  In taxable years beginning before January 1, 2013, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will generally be taxed at the rate of 15% if the shareholder’s holding period for the shares is more than 12 months.  Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares (including shares received pursuant to the shareholder’s election to reinvest distributions in additional shares).  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any capital gain dividends received or deemed received by the shareholder with respect to such shares.  For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of his or her shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount (generally $2 million for individuals).  Failure to comply with the reporting requirements gives rise to substantial penalties.  Certain states, including New York, may also have similar disclosure requirements.  Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

In addition, the Fund is required by law to report to the Internal Revenue Service (“IRS”) and a shareholder certain cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a sale or redemption of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the sale or redemption, and whether the related gain or loss is long-term or short-term. The cost basis of the shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder selects a different IRS-accepted method offered by the Fund in a timely fashion. This requirement will not apply to investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them. For shares of the Fund acquired before January 1, 2012, this new requirement will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares. To obtain the default cost basis reporting method or to elect a different method offered by the Fund, please contact the Fund at 1-888-335-3417, or write to Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165.

Recently Enacted Legislation

Recently enacted legislation will impose a 3.8% Medicare tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with incomes exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Foreign Taxes

It is expected that certain income of the Fund will be subject to foreign withholding taxes and other taxes imposed by countries in which the Fund invests.  If the Fund is liable for foreign income taxes, including such withholding taxes, the Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes.  Shortly after any year for which the Fund makes such a pass through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.  The Fund expects to be able to make this election, although no assurance can be given that they will be able to do so.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income.  For this purpose, the shareholder may treat as income from foreign sources both the portion of dividends and distributions received from the Fund that is derived from the Fund’s foreign source income (e.g., dividends paid by foreign companies) and the shareholder’s proportionate share of foreign income taxes paid by the Fund.  The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income.  Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund.  A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable to both the Fund’s investment in foreign securities and to the shareholder’s investment in shares of the Fund.

If the Fund fails to qualify to make the election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income.  Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Backup Withholding

The Fund will be required to impose backup withholding at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust.  This discussion does not apply to a foreign shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during the taxable year, e.g., dual citizens and U.S. “green card” holders.  Other individuals who traveled to the United States over the past 3 years should consult with their tax advisors to determine if they may be treated as residents for U.S. tax purposes.  This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.  Except as discussed below, a distribution of the Fund’s net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  In order to obtain a reduced rate of withholding, a foreign shareholder must provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying the shareholder’s entitlement to benefits under a treaty.  However, for taxable years of a fund beginning before January 1, 2012, certain “interest-related dividends” and “short-term capital gain dividends” paid to certain foreign shareholders are eligible for an exemption from the 30% U.S. federal withholding tax provided that certain requirements are satisfied and that the Fund elects to follow certain procedures.  It is uncertain whether the Fund will follow those procedures.  Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund’s election (described above) to pass through amounts of foreign taxes paid by the Fund.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to distributions from the Fund of net capital gain (the excess of net long-term capital gain for the taxable year in excess of net short-term capital loss for that year) or amounts retained by the Fund that are reported as undistributed net capital gains.  In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain arising from the sale or redemption of shares of the Fund.

The Fund is not and does not expect to become a “United States real property holding corporation” for U.S. federal income tax purposes.  If the Fund were a “United States real property holding corporation,” a foreign shareholder’s receipt of certain distributions from the Fund and, under certain circumstances, gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares, might be subject to withholding tax and such foreign shareholder could be required to file a U.S. federal income tax return.

Recently enacted legislation will impose a 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014 to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

Notices

Shareholders will be notified annually by the Fund of the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholders.  Furthermore, shareholders will also receive, if appropriate, various written statements furnished after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

State and Local Taxes

In addition to federal income taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund and on repurchases or redemptions of shares.  Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  The NYSE is scheduled to be closed on the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

A security listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, is valued at its most recent sale price on the relevant exchange as of the close of regular trading on the NYSE on each day the NYSE is open for trading.  On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security.  In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.  Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded.  In certain countries, market maker prices are used since they are the most representative of the daily trading activity.  Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board.

Debt securities are valued as follows:  U.S. Government and agency securities are valued at the mean between the bid and asked prices.  Other debt securities, including corporate securities, municipal securities, asset-backed securities, derivatives, debt offerings, collateralized mortgage obligations and private placements are valued by using market quotations or a matrix method provided by independent, third-party pricing agents (if available).  If such prices are not available from an independent, third-party pricing service, the quotations will be obtained from the Fund’s Investment Manager and the securities will be valued at the mean between the bid and the offer.  In the absence of available quotations, the security will be valued in accordance with fair valuation procedures approved by the Board.  Fixed income securities having a maturity of less than sixty days are valued at their amortized cost.

Options are valued at the last reported sales price at the close of the exchange on which the security is primarily traded.  If there is no such reported sale on the valuation date, the mean between the last reported bid and asked prices will be used.

Futures are valued at the daily quoted settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.

Forward currency contracts are valued at the last bid price.  Quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis.  No quotations are offered for interim settlement dates.  Interpolated “fair values” are derived when the life of the contract is not the sane as a life for which quotations are offered.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the investment company’s last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which the Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to procedures approved by the Board.  Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value.  These events may create arbitrage opportunities that may enable short-term traders to dilute the net asset value of long-term investors.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market.  Also, the Fund’s Investment Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by Mirae Asset USA’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Fund and has delegated day to day responsibility for fair value determinations to Mirae Asset USA’s Valuation Committee.  All fair value determinations will be reported to the Board.  In certain circumstances, the administrative agent for the Trust may obtain and utilize fair value pricing information from independent fair value pricing services approved by the Fund’s Investment Manager to determine the fair value of a security and/or may provide such information to the Fund’s Investment Manager in connection with the Investment Manager’s fair value determination.  The Fund uses fair value pricing to seek to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities.  A security’s valuation may differ depending on the method used for determining value.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short term traders.

ORGANIZATION OF THE TRUST

The Trust was formed as a statutory trust under the laws of the State of Delaware on April 7, 2010.  Currently, the Trust consists of seven series (each, previously defined as a “Mirae Asset Mutual Fund”).

All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder.  Shares have no preemptive rights or conversion rights (except as described below).  Redemption and exchange rights are discussed elsewhere herein and in the Trust’s Prospectus.  Each share of each class of a Mirae Asset Mutual Fund has equal rights with respect to each other share of the same class as to dividends and distributions declared by the Mirae Asset Mutual Fund and in the net assets of the Mirae Asset Mutual Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.  The Board may determine that shares of a Mirae Asset Mutual Fund or a class of a Mirae Asset Mutual Fund shall be automatically converted into shares of another Mirae Asset Mutual Fund or of another class of the same or another Mirae Asset Mutual Fund based on the relative net assets of such Mirae Asset Mutual Fund or class at the time of conversion.  The Board may also provide that the holders of shares of a Mirae Asset Mutual Fund or a class of a Mirae Asset Mutual Fund shall have the right to convert their shares into shares of one or more other funds or classes on terms established by the Board.

The shares of the Mirae Asset Mutual Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

Shareholders of each Mirae Asset Mutual Fund are entitled to one vote for each share held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Mirae Asset Mutual Fund or the Trust.  All shares of all Mirae Asset Mutual Fund or classes shall vote as a single Mirae Asset Mutual Fund or class; provided, however, that (i) as to any matter with respect to which a separate vote of any Mirae Asset Mutual Fund or class is required by the 1940 Act or by applicable law or is required by attributes applicable to any Mirae Asset Mutual Fund or class, such requirement as to a separate vote by that Mirae Asset Mutual Fund or class shall apply in lieu of the single Mirae Asset Mutual Fund or class voting described above, (ii) unless the Trustees determine that this clause (ii) shall not apply in a case, to the extent that a matter referred to in clause (i) above affects more than one Mirae Asset Mutual Fund or class and the interests of each such Mirae Asset Mutual Fund or class in the matter are identical, then the shares of all such affected Mirae Asset Mutual Funds or classes shall vote together as a single class and (iii) as to any matter which does not affect the interest of a particular Mirae Asset Mutual Fund or class only the holders of shares of the one or more affected Mirae Asset Mutual Fund or class shall be entitled to vote.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters:  (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Trust require that a special meeting of shareholders be held upon the written request of 25% of the outstanding shares entitled to vote at such meeting.

ADDITIONAL INFORMATION

Internet Access

Information regarding the Fund can be found on http://investments.miraeasset.us.  This site enables users to access or view new account forms, the Fund’s current Prospectus, and related information.

Other Information

Many of the investment transactions in the Fund will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Fund.  These transactions will reflect investment decisions made by the Fund’s Investment Manager in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Fund may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund’s Prospectus and this SAl omit certain information contained in the registration statement which the Trust has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Trust’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at http://www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund’s Investment Manager.  The Fund’s Investment Manager will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Fund’s proxy voting records.

The Fund is required to disclose annually its complete proxy voting records on Form N-PX.  In the event that the Fund makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417 and on the Fund’s website at http://investments.miraeasset.us. The Fund’s Form N-PX will also be available on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

Financial information is not provided for the Fund, which has not commenced operations as of the date of this SAI.

APPENDIX A

MIRAE ASSET GLOBAL INVESTMENTS (USA) LLC
MIRAE ASSET GLOBAL INVESTMENTS (HONG KONG) LIMITED
MIRAE ASSET GLOBAL INVESTMENT MANAGEMENT LIMITED (BRAZIL)

PROXY VOTING POLICY AND PROCEDURES

1.0       INTRODUCTION

The rules under the Investment Advisers Act of 1940, as amended require every registered investment adviser to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.

These procedures apply to Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) with respect to all of Mirae Asset USA’s clients, to Mirae Asset Global Investments (Hong Kong) Limited (“Mirae Asset Hong Kong”) with respect to Mirae Asset Hong Kong’s clients that are domiciled in the United States and to Mirae Asset Global Investment Management Limited (Brazil) (“Mirae Asset Brazil”) with respect to Mirae Asset Brazil’s clients that are domiciled in the United States.

Mirae Asset USA, Mirae Asset Hong Kong and Mirae Asset Brazil are collectively referred to herein as the “Mirae Asset Advisers.”  Clients domiciled in the United States are referred to herein as “U.S. Clients.”  The term “Clients” as used herein means all of Mirae Asset USA’s clients (both U.S. Clients and non-U.S. Clients), Mirae Asset Hong Kong’s U.S. Clients and Mirae Asset Brazil’s U.S. Clients for which the respective Mirae Asset Adviser has proxy voting responsibility.

Any questions about this document should be directed to the Chief Compliance Officer of Mirae Asset USA, the Chief Compliance Officer of Mirae Asset Hong Kong or the Chief Compliance Officer of Mirae Asset Brazil (each, a “CCO”), as pertinent.

The Mirae Asset USA CCO has general oversight responsibility for all proxy voting activities with respect to Client portfolio securities undertaken by the Mirae Asset Advisers and any third party service providers.

2.0       MIRAE ASSET DISCOVERY FUNDS

Mirae Asset USA serves as the investment adviser, and Mirae Asset Hong Kong and Mirae Asset Brazil each serve as a sub-adviser, to the Mirae Asset Discovery Funds, an investment company registered under the Investment Company Act of 1940, as amended (the “Trust,” with separate series (each, a “Fund”)).

The Board of Trustees of the Trust has delegated responsibility for the voting of proxies relating to portfolio securities of the Funds to Mirae Asset USA.  Mirae Asset USA in turn has delegated responsibility for the voting of certain proxies for the Funds to Mirae Asset Hong Kong or Mirae Asset Brazil, as pertinent in their capacities as sub-advisers, under the general oversight of Mirae Asset USA.  As discussed further below, to help meet its proxy voting responsibilities, Mirae Asset USA has retained the services of a third party service provider, Broadridge, provided as a service through the custodian, Citi, to assist in the proxy voting process, including with respect to proxies for the Funds.

3.0       POLICY

It is the policy of each Mirae Asset Adviser to vote proxies on behalf of its Clients in the interest of maximizing investor value.  To that end, each Mirae Asset Adviser will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Decisions will not be made on social, ethical, moral or other non-economic grounds.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

The pertinent CCO or any Mirae Asset Adviser employee responsible for administering proxy voting under the supervision of the pertinent CCO (each a “Designee”) will bring any “regularly recurring” and non-”regularly recurring” matters to the attention of the pertinent Mirae Asset Adviser portfolio manager for the Client(s) involved.  After appropriate consideration, the portfolio manager will determine how the matter should be voted, consistent with the Mirae Asset Adviser’s fiduciary duty and in accordance with these Proxy Voting Policy and Procedures.

4.0       THIRD PARTY VENDOR

To help meet its proxy voting obligations, Mirae Asset USA has retained the services of a third party vendor, Broadridge, provided as a service through the custodian, Citi, to assist in the proxy voting process.  Broadridge will receive proxy materials and route such materials in a timely manner to the appropriate Mirae Asset Adviser Designee.  The Mirae Asset Adviser Designee will notify the pertinent portfolio manager so that the matter can be appropriately considered, as per the procedures in Section 5.0 Procedures for

Identifying and Voting Proxies below.  Once a determination is made, the pertinent portfolio manager will notify the Mirae Asset Adviser Designee, who will relay the voting instructions to Broadridge.

The Mirae Asset USA CCO, in conjunction with input from the Mirae Asset Brazil CCO and the Mirae Asset Hong Kong CCO, manages the Mirae Asset Advisers’ relationship with Broadridge, including taking reasonable steps to confirm that Broadridge correctly routes all proxy material to the Mirae Asset Advisers, votes all proxies according to instructions from the pertinent Mirae Asset Adviser (and, if applicable, instructions from the Client) and retains all required documentation associated with proxy voting.

5.0       PROCEDURES FOR IDENTIFYING AND VOTING PROXIES

These Proxy Voting Policy and Procedures are designed to enable the Mirae Asset Advisers to resolve material conflicts of interest that may arise between a Mirae Asset Adviser and its Clients and their investors before voting Client proxies, which will be voted in the interest of shareholder value.

1.

Each Mirae Asset Adviser shall maintain a list of all the Clients for which it votes proxies.  The list will be maintained either in hard copy or electronically and updated by the pertinent CCO or Designee.

2.

The Mirae Asset Adviser Designee shall receive all proxy voting materials.  The CCO or the Designee shall review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy, with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to the Mirae Asset Adviser.

3.

The Designee shall evaluate the issues presented, including whether a matter is “regularly recurring” or non-”regularly recurring.”  As noted above, all matters will be brought to the attention of the pertinent portfolio manager.

4.

The pertinent CCO and/or the portfolio manager will reasonably try to determine whether any material conflicts exist between the interests of the applicable Mirae Asset Adviser (and, as pertinent, the interests of its affiliates), on the one hand, and those of its Clients, on the other hand, with respect to proxy voting.  See Section 6.0 Conflicts of Interest below.

5.

So long as there are no material conflicts of interest identified, the Mirae Asset Adviser Designee will instruct Broadridge to vote proxies according to the pertinent CCO and/or the portfolio manager’s instructions.  The Mirae Asset Adviser may also elect to abstain from voting if it deems such abstinence to be in the pertinent Client’s best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

6.

The Mirae Asset Advisers are not required to vote every Client proxy.  The Mirae Asset Advisers shall at no time ignore or neglect their proxy voting responsibilities.  However, there may be times when refraining from voting is in a client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.  (For example, casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person; or a matter may be deemed routine, such as the re-election of a nationally recognized accounting firm as a company’s auditor.)

7.

The pertinent portfolio manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which the Mirae Asset Adviser believes it may be in its Clients’ best interest for the Mirae Asset Adviser not to vote a particular proxy, and forward the analysis to the pertinent CCO. The pertinent CCO shall maintain documentation of any cost/benefit analysis with respect to Client proxies that were not voted by the Mirae Asset Adviser.

8.

If the Mirae Asset Adviser determines that a material conflict of interest exists, the Mirae Asset Adviser (if not Mirae Asset USA, in consultation with and under the general supervision of Mirae Asset USA) will use one or more methods to resolve the conflict, which may include notifying outside counsel, who will recommend an appropriate course of action; disclosing the conflict to the Client and obtaining its consent before voting; engaging a proxy voting service or other third party to recommend a vote with respect to the proxy; or such other method as is deemed appropriate under the circumstances, given the nature of the conflict.  From time to time, the Mirae Asset Adviser may also abstain from voting in such circumstances when time and costs dictate.

9.

The pertinent Designee, under the supervision of the Mirae Asset Adviser CCO, shall be responsible for collecting and submitting proxy votes to Broadridge in a timely manner.

10.

Proxy votes will be recorded and the following information will be maintained:

a.

The name of the issuer of the portfolio security;

b.

The exchange ticker symbol of the portfolio security;

c.

The CUSIP number for the portfolio security;

d.

The shareholder meeting date;

e.

The number of shares that the Mirae Asset Adviser is voting on, and the number of shares that the Mirae Asset Advisers are voting on firm-wide;

f.

A brief identification of the matter voted on;

g.

Whether the matter was proposed by the issuer or by a security holder;

h.

Whether or not the Mirae Asset Adviser cast its vote on the matter;

i.

How the Mirae Asset Adviser cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.

Whether the Mirae Asset Adviser cast its vote with or against management; and

k.

Whether any investor requested an alternative vote of the Client’s proxy.

In the event that a Mirae Asset Adviser votes the same proxy in two directions, it shall maintain documentation to support its voting in the permanent file.  (This may occur if a Client requires a Mirae Asset Adviser to vote a certain way on an issue, while the Mirae Asset Adviser deems it beneficial to vote in the opposite direction for other Clients.)

6.0       CONFLICTS OF INTEREST

Although Mirae Asset USA has not currently identified any material conflicts of interest that would affect its proxy voting decisions or the proxy voting decisions of the other Mirae Asset Advisers, it is aware of the following potential conflicts that could exist in the future:

•

Conflict:  A Mirae Asset Adviser retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in the Mirae Asset Adviser’s Clients’ portfolios.  For example, Mirae Asset USA may be retained to manage XYZ’s pension fund, where XYZ is a public company and Mirae Asset USA’s clients’ accounts hold shares of XYZ.  This type of relationship may influence Mirae Asset USA to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with Mirae Asset USA.

•

Conflict:  A Mirae Asset Adviser retains a Client or investor, or is in the process of retaining a Client or investor, that is an officer or director of an issuer that is held in the Mirae Asset Adviser’s Clients’ portfolios.  Similar conflicts of interest exist in this relationship as discussed above.

•

Conflict:  A Mirae Asset Adviser employee maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer.  For example, the spouse of a Mirae Asset USA employee may be a high-level executive of an issuer that is held in Mirae Asset USA’s Clients’ portfolios.  The spouse could attempt to influence Mirae Asset USA to vote in favor of management.

Resolution:  Upon the detection of a material conflict of interest, the procedures described above in Section 5.0 Procedures for Identifying and Voting Proxies will be followed.  The pertinent CCO shall maintain a written record of the method used to resolve a material conflict of interest.

Each Mirae Asset Adviser realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO of any material conflict that may impair the Mirae Asset Adviser’s ability to vote proxies in an objective manner.  The CCO shall maintain a written record of all materiality determinations.

In addition, any attempts by others within a Mirae Asset Adviser to influence the voting of Client proxies in a manner that is inconsistent with these Proxy Voting Policy and Procedures shall be reported to the pertinent CCO (and, if the Mirae Asset Adviser involved is not Mirae Asset USA, to the Mirae Asset USA CCO).  The CCO(s) should then report the attempt to outside counsel.

The Mirae Asset USA CCO should, as necessary  report to legal counsel all conflicts of interest that arise in connection with the performance of the Mirae Asset Advisers’ proxy-voting obligations (if any) and any conflicts of interest that have come to her attention (if any).  The Mirae Asset USA CCO will use the form set forth in the form attached hereto.  This information can lead to future amendments to these Proxy Voting Policy and Procedures.

7.0       RECORDKEEPING

The pertinent CCO shall generally maintain the documentation and follow the procedures described in the following section.

The Mirae Asset Adviser’s Proxy Voting Policy and Procedures.

•

Proxy materials received.  Upon receipt of a proxy, the pertinent CCO or Designee shall copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.  (The Mirae Asset Adviser is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.)

The Mirae Asset Adviser’s proxy voting records.

•

Documents prepared or created by a Mirae Asset Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from other industry analysts, third party service providers or other third parties that were material in the basis for the decision.

8.0       DISCLOSURE TO CLIENTS

Upon request from a Client, the Mirae Asset Adviser will provide to the Client the Mirae Asset Adviser’s proxy voting record for the period during which such Client was invested in the relevant security.

The Mirae Asset Advisers will never disclose such information to unrelated third parties unless doing so would be in the Client’s best interest.

9.0       DISCLOSURE REGARDING PROXY VOTING FOR THE TRUST

The Mirae Asset USA CCO shall ensure that records are maintained and made available to the appropriate service provider(s) so that the Trust is able to:

•

File its complete proxy voting record on an annual basis with the Securities and Exchange Commission on Form N-PX.

•

Make available to stockholders, either on its website or upon request, the record of how the Trust voted proxies relating to Fund portfolio securities.

10.0       PROXY SOLICITATION

The pertinent CCO must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of a Mirae Asset Adviser Client.  At no time may any employee accept any remuneration in the solicitation of proxies.  The pertinent CCO shall handle all responses to such solicitations.

11.0       CLASS ACTION LAWSUITS

Mirae Asset USA generally does not direct its Clients’ participation in class action lawsuits.  If any documentation is received by Mirae Asset USA in error regarding any Client’s participation in a class action lawsuit, the documentation should be given to the Head of Finance & Operations, who will either forward the documentation to the appropriate Client or return the documentation.

With respect to the Trust, the Mirae Asset USA CCO, in consultation with other appropriate Mirae Asset Adviser personnel, will consider on a case-by-case basis whether it is in the best interest of the Trust to opt out of a class action or to file a proof of claim or otherwise participate in a class action settlement.

REPORT OF PROXY VOTING CONFLICTS

To:  [Legal Counsel]

From:  (NAME), Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC

Date:  <DATE>

Re:  Proxy Voting Conflict of Interest

Mirae Asset Global Investments (USA) LLC, Mirae Asset Global Investments (Hong Kong) Limited and Mirae Asset Global Investimentos (Brasil) Gestão de Recursos Ltda.  (each, a “Mirae Asset Adviser”) adopted and implemented written Proxy Voting Policies and Procedures reasonably designed to ensure that each Mirae Asset Adviser votes proxies in the best interest of its Clients (as defined in the Proxy Voting Policy and Procedures).

Per that Proxy Voting Policy and Procedure, I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:

Date: